EXHIBIT 4.17

1 OCTOBER 2003

ALSTOM HOLDINGS

(the Company)

BNP PARIBAS

CCF

CRÉDIT AGRICOLE INDOSUEZ

CRÉDIT INDUSTRIEL ET COMMERCIAL

CRÉDIT LYONNAIS

NATEXIS BANQUES POPULAIRES

SOCIÉTÉ GÉNÉRALE

(As Initial Tranche A Issuing Banks,

Initial Tranche B Issuing Banks and

Initial Tranche A Participating Banks)

HSBC BANK PLC

(the Facility Agent)

DEED OF AMENDMENT NO 1

relating to the €3,500,000,000

Bonding Guarantee Facility Agreement dated

29 August 2003

THIS DEED OF AMENDMENT is made on 1 October 2003

BETWEEN:

(1)	ALSTOM HOLDINGS, a French société anonyme having its registered office at 25, avenue Kléber, 75116 Paris and registered with the Commercial and Companies Register of Paris under number 347 951 238 acting on its own account and as agent for and on behalf of the Guaranteed Subsidiaries (the Company);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 Part A of the Bonding Guarantee Facility Agreement as Tranche A Banks (in this capacity, the Initial Tranche A Issuing Banks);

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 Part A of the Bonding Guarantee Facility Agreement as Tranche A Participating Banks (in this capacity, the Initial Tranche A Participating Banks);

(4)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 Part B of the Bonding Guarantee Facility Agreement as the Tranche B Issuing Banks (in this capacity, the Initial Tranche B Issuing Banks); and

(5)	HSBC BANK PLC as facility agent (in this capacity, the Facility Agent).

WHEREAS:

(A)    On 29 August 2003, the Parties entered into a multi-currency (non revolving) dual tranche committed bonding guarantee facility in an initial maximum aggregate amount of €3,500,000,000 (the Bonding Guarantee Facility Agreement).

(B)    On 20 September 2003 certain amendments to the Protocol were brought into effect by the Avenant à l’Accord du 2 Août 2003 dated 20 September 2003 between the French State, ALSTOM and certain banks and financial institutions identified in that Avenant (the Avenant).

(C)    Following entry into the Avenant certain amendments are required to be made to the Bonding Guarantee Facility Agreement and the Parties have now agreed that the Bonding Guarantee Facility Agreement should be amended on the terms set out in this Deed.

IT IS HEREBY AGREED AS FOLLOWS

1.    DEFINITIONS AND INTERPRETATION

1.1    Words and expressions defined in the Bonding Guarantee Facility Agreement shall, unless otherwise defined in this Deed, and save as the context otherwise requires, bear the same meaning in this Deed.

1.2    The provisions of Clause 1.2(a) shall apply to this Deed as if set out in full in this Deed.

1.3    References in this Deed to a Clause or Schedule shall be to a Clause of, or Schedule to, the Bonding Guarantee Facility Agreement.

2.    AMENDMENT

Each of the Parties hereby agrees that:

(a)	Clause 2.2(e), having been satisfied, shall be deleted in its entirety;

(b)	Clause 2.2(f) shall be deleted in its entirety and replaced with the following:

“The aggregate Euro Amount of all Bonding Guarantees issued under this Agreement shall not exceed €1,000,000,000 until receipt by the Facility Agent from the Company of a notice certifying that a meeting of the assemblée générale of ALSTOM has taken place authorising:

(i)	a capital increase of ALSTOM;

(ii)	the issue of the Titres subordonnés à durée déterminée remboursables en actions;

(iii)	the issue of the Titres subordonnés à durée déterminée;

(iv)	the issue of the Obligations subordonnées remboursables en actions;

each in the amounts specified in, and as contemplated by, the Protocol.”;

(c)	Clause 30.1 shall be amended as follows:

(i)	Clause 30.l(c) shall be deleted in its entirety and replaced by the following:

“the Titres subordonnés à durée déterminée remboursables en actions and the Titres subordonnés à durée déterminée (in each case in the amounts specified in, and as contemplated by, the Protocol) have not been subscribed in fill on or before 29 December 2003;”

(ii)	Clause 30.l(d) shall be amended by the deletion of the words “26 September 2003” and the addition of the words “3 October 2003” in their place;

(iii)	Clause 30.l(e), having been satisfied, shall be deleted in its entirety;

(iv)	Clause 30.l(g) shall be deleted in its entirety and replaced by the following:

“the Obligations subordonnées remboursables en actions (in the amounts specified in, and as contemplated by, the Protocol) have not been launched on or before 1 December 2003;”; and

(v)	Clause 30.l(k) shall be deleted in its entirety and replaced by the following:

“a legal opinion concerning the CFDI Notice (the scope of which will be as provided by CFDI) is not delivered by a reputable law firm in final form duly signed by that law firm in form and substance satisfactory to the Mandated Lead Arrangers (acting reasonably) by 3 October 2003;”;

(vi)	Clause 30.1 (j), having been satisfied, shall be deleted in its entirety;

(d)	Schedule 6 Part A shall be amended by the insertion of the words “as amended, supplemented novated or modified from time to time” before the words “(the ”Bonding Guarantee Facility Agreement”)” in the fifth line; and

(e)	any reference in the Bonding Guarantee Facility Agreement to the Protocol shall be deemed to be a reference to the Protocol as amended by the Avenant à l’accord du 2 Août 2003 executed by, amongst others, the French State, ALSTOM and each of the Banks on 20 September 2003.

3.    CAPACITY OF THE COMPANY

The Company is entering into this Deed on behalf of itself and as agent for each of the Guaranteed Subsidiaries in accordance with Clause 39.l(a) of the Bonding Guarantee Facility Agreement.

4.    FINANCE DOCUMENT

Each of the Company and the Facility Agent agree that this Deed shall be a Finance Document for the purpose of the Bonding Guarantee Facility Agreement.

5.    FURTHER AMENDMENTS

Each Party acknowledges that, as contemplated by Clause 48.1, certain updating and conforming amendments and in particular for consistency with corresponding provisions in the Subordinated Debt Facility are still required to be made to the Bonding Guarantee Facility Agreement. For this purpose, and as contemplated by Clause 48.1, each Party agrees to negotiate in good faith a further amendment agreement in respect of the Bonding Guarantee Facility Agreement with a view towards an effective date for such further amendment agreement on or about 31 October 2003.

6.    MISCELLANEOUS

6.1    No failure or delay by any Party in exercising any right or remedy provided by law under or pursuant to this Deed shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

6.2    The provisions of the Bonding Guarantee Facility Agreement, as amended by this Deed, shall continue in full force and effect and each of the Parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or desirable to give effect to the amendments effected pursuant to this Deed.

6.3    This Deed sets out the entire agreement and understanding between the Parties in respect of the subject matter of this Deed. It is agreed that:

(a)	no party has entered into this Deed in reliance upon any representation, warranty or undertaking of any other party which is not expressly set out or referred to in this Deed or the Bonding Guarantee Facility Agreement;

(b)	this clause shall not exclude any liability for, or remedy in respect of, fraudulent misrepresentation by a party.

6.4    If a provision of this Deed is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

(b)	the legality, validity or enforceability in other jurisdictions of that or any other provision of this Deed.

6.5    This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Deed.

7.    NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

8.    GOVERNING LAW AND JURISDICTION

8.1    This Deed shall be governed by and construed in accordance with the laws of England.

8.2    Each of the Parties irrevocably agrees that the High Court of Justice in England is to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this

Deed and that, accordingly, any legal action or proceedings arising out of or in connection with this Deed may be brought in that court and each of the Parties irrevocably submits to the jurisdiction of such court.

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties this day and year first before written.

The Company

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
ALSTOM HOLDINGS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of ALSTOM HOLDINGS	)

Each in its capacity as an Initial Tranche A Issuing Bank, an Initial Tranche B lssuing Bank and an Initial Tranche A Participating Bank

EXECUTED and DELIVERED	)
as a DEED on behalf of BNP PARIBAS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of BNP PARIBAS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of CCF,	)
a company incorporated in France,	)
by:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of CCF	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT AGRICOLE INDOSUEZ	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
CRÉDIT AGRICOLE INDOSUEZ	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT LYONNAIS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of CRÉDIT LYONNAIS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
NATEXIS BANQUES POPULAIRES,	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
NATEXIS BANQUES POPULAIRES	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
SOCIÉTÉ GÉNÉRALE,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of SOCIÉTÉ GÉNÉRALE	)

Facility Agent

EXECUTED and DELIVERED	)
as a DEED by	)
as attorney for HSBC BANK PLC	)

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties this day and year first before written.

The Company

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
ALSTOM HOLDINGS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of ALSTOM HOLDINGS	)

Each in its capacity as an Initial Tranche A Issuing Bank, an Initial Tranche B lssuing Bank and an Initial Tranche A Participating Bank

EXECUTED and DELIVERED	)
as a DEED on behalf of BNP PARIBAS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of BNP PARIBAS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of CCF,	)
a company incorporated in France,	)
by:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of CCF	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT AGRICOLE INDOSUEZ	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
CRÉDIT AGRICOLE INDOSUEZ	)

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties this day and year first before written.

The Company

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
ALSTOM HOLDINGS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of ALSTOM HOLDINGS	)

Each in its capacity as an Initial Tranche A Issuing Bank, an Initial Tranche B lssuing Bank and an Initial Tranche A Participating Bank

EXECUTED and DELIVERED	)
as a DEED on behalf of BNP PARIBAS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of BNP PARIBAS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of CCF,	)
a company incorporated in France,	)
by:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of CCF	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT AGRICOLE INDOSUEZ	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
CRÉDIT AGRICOLE INDOSUEZ	)

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties this day and year first before written.

The Company

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
ALSTOM HOLDINGS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of ALSTOM HOLDINGS	)

Each in its capacity as an Initial Tranche A Issuing Bank, an Initial Tranche B lssuing Bank and an Initial Tranche A Participating Bank

EXECUTED and DELIVERED	)
as a DEED on behalf of BNP PARIBAS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of BNP PARIBAS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of CCF,	)
a company incorporated in France,	)
by:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of CCF	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT AGRICOLE INDOSUEZ	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
CRÉDIT AGRICOLE INDOSUEZ	)

IN WITNESS whereof this Deed has been executed and delivered by or on behalf of the parties this day and year first before written.

The Company

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
ALSTOM HOLDINGS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of ALSTOM HOLDINGS	)
Each in its capacity as an Initial Tranche A Issuing Bank, an Initial Tranche B lssuing Bank and an Initial Tranche A Participating Bank
EXECUTED and DELIVERED	)
as a DEED on behalf of BNP PARIBAS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of BNP PARIBAS	)
EXECUTED and DELIVERED	)
as a DEED on behalf of CCF,	)
a company incorporated in France,	)
by:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of CCF	)
EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT AGRICOLE INDOSUEZ	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
CRÉDIT AGRICOLE INDOSUEZ	)

14

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL	)
EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT LYONNAIS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of CRÉDIT LYONNAIS	)
EXECUTED and DELIVERED	)
as a DEED on behalf of	)
NATEXIS BANQUES POPULAIRES,	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
NATEXIS BANQUES POPULAIRES	)
EXECUTED and DELIVERED	)
as a DEED on behalf of	)
SOCIÉTÉ GÉNÉRALE,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of SOCIÉTÉ GÉNÉRALE	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT LYONNAIS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of CRÉDIT LYONNAIS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
NATEXIS BANQUES POPULAIRES,	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
NATEXIS BANQUES POPULAIRES	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
SOCIÉTÉ GÉNÉRALE,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of SOCIÉTÉ GÉNÉRALE	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT LYONNAIS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of CRÉDIT LYONNAIS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
NATEXIS BANQUES POPULAIRES,	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
NATEXIS BANQUES POPULAIRES	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
SOCIÉTÉ GÉNÉRALE,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of SOCIÉTÉ GÉNÉRALE	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of	)
CRÉDIT INDUSTRIEL	)
ET COMMERCIAL	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
CRÉDIT LYONNAIS,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of CRÉDIT LYONNAIS	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
NATEXIS BANQUES POPULAIRES,	)
a company incorporated in France,	)
by:	)
and:	)
being persons who, in accordance with	)
the laws of France, are acting under the	)
authority of	)
NATEXIS BANQUES POPULAIRES	)

EXECUTED and DELIVERED	)
as a DEED on behalf of	)
SOCIÉTÉ GÉNÉRALE,	)
a company incorporated in France,	)
by:	)
being a person who, in accordance with	)
the laws of France, is acting under the	)
authority of SOCIÉTÉ GÉNÉRALE	)